UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2014

SOUTHWESTERN ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-08246	71-0205415
(Commission File Number)	(IRS Employer Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-4700

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Form 8-K/A) is being filed solely to correct an oversight made when the Registrant's Current Report on Form 8-K/A was filed with the Securities and Exchange Commission on January 7, 2015 (the “Original Filing”).  The Company filed the report of PricewaterhouseCoopers LLP (the “Report”) and the audited statements of revenues and direct operating expenses of the West Virginia and Southwest Pennsylvania Properties (the “Financial Statements”), as Exhibit 99.1 to the Original Filing, although inadvertently omitted from the Report the conformed electronic signature of PricewaterhouseCoopers LLP. In order to correct this inadvertent oversight, a copy of the Report as originally filed, including the conformed electronic signature of PricewaterhouseCoopers LLP, and the Financial Statements are attached as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. This Form 8-K/A makes no changes to the disclosures in, or exhibits to, the Original Filing other than to add the conformed signature of PricewaterhouseCoopers LLP and to provide an updated consent of Pricewaterhouse Coopers dated as of August 24, 2015.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited), together with the related notes to the financial statements and the accompanying Independent Auditor’s Report, are set forth in Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the year ended December 31, 2013 and the nine months ended September 30, 2014 together with the related notes to the financial information, each showing the pro forma effect of the Acquisition, are set forth in Exhibit 99.2 and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the nine months ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: August 25, 2015	By:	/s/ R. CRAIG OWEN
	Name:	R. Craig Owen
	Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Statements of Revenues and Direct Operating Expenses of the West Virginia and Southwest Pennsylvania Properties for each of the three years ended December 31, 2013 (audited) and for the nine months ended September 30, 2014 and 2013 (unaudited).
99.2	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of September 30, 2014 and for the nine months ended September 30, 2014 and the year ended December 31, 2013.